UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 2, 2007

AMERIPATH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22313	65-0642485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7111 Fairway Drive
Suite 400
Palm Beach Gardens, FL 33418
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 712-6200

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits

SIGNATURE

Item 8.01.       Other Events

On February 2, 2007, AmeriPath, Inc. (“AmeriPath”) issued a press release announcing that its new direct parent company, AmeriPath Intermediate Holdings, Inc., expects to commence an offering under Rule 144A and Regulation S of U.S.$125.0 million in senior unsecured floating rate PIK toggle notes due 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.       Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press Release, dated February 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

Dated: February 2, 2007	By:	/s/ DONALD E. STEEN
Donald E Steen
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated February 2, 2007